Investment in Aqualung	6 Months Ended
Jun. 30, 2026
Investment in Aqualung
Investment in Aqualung
5.
Investment in Aqualung

As of June 30, 2026, the Company held an equity investment in Aqualung Carbon Capture AS ("Aqualung"), a privately held entity, which is classified as a financial asset measured at fair value through profit or loss in accordance with IFRS 9, Financial Instruments. The fair value of the investment was determined using observable market-based inputs in accordance with IFRS 13, Fair Value Measurement. Aqualung is engaged in the development of carbon capture technology and is based in Norway with operations in the United States.

During the six months ended June 30, 2026, the Company recorded fair value gain of $0.2 million resulting from foreign exchange translation effects.

During the six months ended June 30, 2025, the Company remeasured its investment in Aqualung to $5.4 million to reflect an equity investment transaction that was completed by Aqualung, which the Company did not participate in. The Company recorded a fair value gain of $2.8 million during the six months ended June 30, 2025, primarily reflecting the impact of an equity financing transaction completed by Aqualung, in which the Company did not participate.

Changes in the Company's investment in Aqualung for the six months ended June 30, 2026 are as follows (in thousands):

Balance at December 31, 2025	$5,350
Effect of change in fair value	204
Effect of foreign exchange translation	(204)
Balance at June 30, 2026	$5,350